                                 Exhibit 99.1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them.

Dated:  February 11, 2000

                                   Draper Fisher Associates IV, L.P.

                                   By: /s/ Tim Draper
                                      ---------------------------------
                                      Name: Tim Draper
                                      Title: Managing Director

                                   Draper Fisher Management
                                   Company IV, LLC

                                   By: /s/ Tim Draper
                                      ---------------------------------
                                      Name: Tim Draper
                                      Title: Managing Director

                                        /s/ Tim Draper
                                   ------------------------------------
                                   Timothy C. Draper

                                        /s/ John Fisher
                                   ------------------------------------
                                   John H.N. Fisher

                                        /s/ Stephen Jurveston
                                   ------------------------------------
                                   Stephen T. Jurvetson

                                   Draper Fisher Partners IV, LLC

                                   By: /s/ Tim Draper
                                      ---------------------------------
                                      Name: Tim Draper
                                      Title: Managing Director

                                   Draper Associates, L.P.

                                   By:  /s/ Tim Draper
                                      ---------------------------------
                                      Name: Tim Draper
                                      Title: Managing Director


                                   Draper Associates, Inc.

                                   By:  /s/ Tim Draper
                                      ---------------------------------
                                      Name: Tim Draper
                                      Title: Managing Director


                                   JABE, LLC

                                   By:  /s/ Tim Draper
                                      ---------------------------------
                                      Name: Tim Draper
                                      Title: Managing Director